Exhibit 10.5.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 27nd day of July, 2012 (the “First Amendment Effective Date”), by and between Silicon Valley Bank (“Bank”) and Carbylan Biosurgery, Inc., a Delaware corporation (“Borrower”) whose address is 3181 Porter Drive, Palo Alto, CA 94304.

RECITALS

A.      Bank and Borrower have entered into that certain Loan and Security Agreement dated as October 26, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.      Borrower has requested that Bank amend the Loan Agreement to (i) extend the availability of the Second Term Loan, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.      Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.       Amendments to Loan Agreement.

2.1      Section 2.1.1(a) (Availability). The Second Term Loan Condition has been satisfied. Section 2.1.1(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

Subject to the terms and conditions of this Agreement: (i) Bank agrees to lend to Borrower from time to time prior to the Commitment Termination Date, two advances (each a “Term Loan” and collectively the “Term Loans”) in an aggregate original principal amount not to exceed the Term Loan Commitment; (ii) the first Term Loan, shall be in an amount of Three Million ($3,000,000) (the “First Term Loan”) and shall be available until two (2) Business Days after the Effective Date but no later than October 31, 2011; and (iii) the second Term Loan, shall be in an amount of Two Million Dollars ($2,000,000) (the “Second Term Loan”) and shall be available from January 1, 2012 through September 30, 2012 and, if Borrower makes a request to extend the availability of the Second Term Loan to November 30, 2012 (the “Availability Extension Request”), the Second Term Loan shall be available until November 30, 2012. When repaid, the Term Loans may not be re-borrowed. Bank’s obligation to lend hereunder shall terminate on the Commitment Termination Date.

2.2      Section 13 (Definitions). The following terms and their respective definitions are added in Section 13.1 in proper alphabetical order:

“Availability Extension Request” is defined in Section 2.1.1(a).

“First Amendment” is the First Amendment to Loan and Security Agreement by and between Bank and Borrower.

“First Amendment Effective Date” is defined in the First Amendment.

“Warrant Amendment” is that certain First Amendment to Warrant to Purchase Stock dated the First Amendment Effective Date executed by Borrower and SVB Financial Group.

2.3      Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Commitment Termination Date” is: (a) for the First Term Loan, the earlier of (i) two (2) Business Days after the Effective Date, or (ii) October 31, 2011; and (b) for the Second Term Loan, September 30, 2012, but if Borrower makes the Availability Extension Request, the Commitment Termination Date is extended to November 30, 2012.

“Warrant” means that certain Warrant to Purchase Stock dated the Effective Date executed by Borrower in favor of Bank, as amended by the Warrant Amendment.

3.      Limitation of Amendments.

3.1      The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.      Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3      The organizational documents of Borrower delivered to Bank prior to the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.      Bank Expenses. Borrower shall pay to Bank all Bank Expenses (including reasonable attorneys’ fees and reasonable expenses for documentation and negotiation of this Amendment) incurred through and after the First Amendment Effective Date, when due.

6.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.      Effectiveness. This Amendment shall be deemed effective as of the First Amendment Effective Date upon the occurrence of all of the following:

(a)    the due execution and delivery to Bank of this Amendment by each party hereto; and

(b)    the due execution and delivery to Bank of the Warrant Amendment by each party thereto.

8.      Amendments in Writing; Integration. This Amendment is a Loan Document. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Amendment and the Loan Documents.

9.      Governing Law; Venue. The provisions of Section 11 of the Loan Agreement apply to this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

CARBYLAN BIOSURGERY, INC.

By: /s/ George Y. Daniloff
Name: George Y. Daniloff
Title: President & CEO

BANK:

SILICON VALLEY BANK

By: /s/ Kevin Longo
Name: Kevin Longo
Title: Relationship Manager

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